SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):	August 17, 2015 (as to Item 5.02) and January 27, 2016 (as to Items 2.02 and 5.07)
MERIDIAN BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Ohio	0-14902	31-0888197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No. )

3471 River Hills Drive, Cincinnati, Ohio	45244
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code                                                              (513) 271-3700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.
On January 27, 2016, Meridian Bioscience, Inc. (the "Registrant") issued a press release announcing its financial results for the fiscal quarter ended December 31, 2015.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
The information contained herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously reported in a Current Report on Form 8-K filed on August 17, 2015, the Board of Directors (the "Board") of the Registrant elected Catherine A. Sazdanoff and John C. McIlwraith to serve on the Board, effective August 14, 2015.  At that time, neither member had been appointed to any committees.  This Amendment to Form 8-K is being filed to disclose that on January 27, 2016 following the Annual Meeting of Shareholders at which they were elected as Directors for the ensuing year, the Board appointed Ms. Sazdanoff to the Audit Committee and Mr. McIlwraith has been appointed to the Compensation and Nominating & Corporate Governance Committees, effective immediately.
Item 5.07.  Submission of Matters to a Vote of Security Holders.
The following matters were submitted to a vote of shareholders at the Registrant's Annual Meeting of Shareholders held on January 27, 2016:

(a)            Votes regarding the election of six directors:
			Broker
Name	For	Withheld	Non-Votes
James M. Anderson	31,554,585	1,779,475	4,720,113
Dwight E. Ellingwood	31,156,436	2,177,624	4,720,113
John A. Kraeutler	32,170,586	1,163,474	4,720,113
John C. McIlwraith	32,879,162	454,898	4,720,113
David C. Phillips	31,548,108	1,785,952	4,720,113
Catherine A. Sazdanoff	32,881,726	452,334	4,720,113

       (b)            Advisory Votes regarding named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
31,589,783	1,657,139	87,138	4,720,113

(c)            Votes regarding the ratification of the Audit Committee's appointment of Grant Thornton LLP as the Registrant's Independent Registered Public Accountants for fiscal 2016:

For	Against	Abstain
37,396,110	594,047	64,016

Item 9.01.  Financial Statements and Exhibits.
(d)            Exhibits
  99.1            Press Release dated January 27, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2016	MERIDIAN BIOSCIENCE, INC. By: /s/Melissa A. Lueke Melissa A. Lueke Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)